EXHIBIT I

JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:	February 16, 2016

HEALTHCOR MANAGEMENT, L.P.

By: HealthCor Associates, LLC, its general partner

/s/ Anabelle P. Gray
Name: Anabelle P. Gray
Title: General Counsel

HEALTHCOR PARTNERS MANAGEMENT, L.P.

By: HealthCor Partners Management GP, LLC, its general partner

/s/ Anabelle P. Gray
Name: Anabelle P. Gray
Title: General Counsel

HEALTHCOR HYBRID OFFSHORE GP, LLC, for itself and as general partner of behalf of HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

By: HealthCor Group, LLC, its general partner

/s/ Anabelle P. Gray
Name: Anabelle P. Gray
Title: General Counsel

HEALTHCOR PARTNERS L.P., for itself and as general partner of behalf of HEALTHCOR PARTNERS FUND, L.P.

By: HealthCor Partners GP, LLC, its general partner

/s/ Anabelle P. Gray
Name: Anabelle P. Gray
Title: General Counsel

HEALTHCOR PARTNERS II LP, for itself and as general partner of behalf of HEALTHCOR PARTNERS FUND II, L.P.

By: HealthCor Partners GP, LLC, its general partner

/s/ Anabelle P. Gray
Name: Anabelle P. Gray
Title: General Counsel

HEALTHCOR ASSOCIATES, LLC

By: /s/ Anabelle P. Gray
Name: Anabelle P. Gray
Title: General Counsel

HEALTHCOR GROUP, LLC

By: /s/ Anabelle P. Gray
Name: Anabelle P. Gray
Title: General Counsel

HEALTHCOR PARTNERS MANAGEMENT GP, LLC

By: /s/ Anabelle P. Gray
Name: Anabelle Perez Gray
Title: General Counsel

HEALTHCOR PARTNERS GP, LLC

By: /s/ Anabelle P. Gray
Name: Anabelle Perez Gray
Title: General Counsel

JEFFREY C. LIGHTCAP, Individually

/s/ Jeffrey C. Lightcap

JOSEPH HEALEY, Individually

/s/ Joseph Healey

ARTHUR COHEN, Individually

/s/ Arthur Cohen